                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  FEBRUARY 1, 1995


                             A. H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                          1-8598                 75-0135890
(State or other jurisdiction      (Commission            (I. R. S. Employer
of incorporation)                 File Number)           Identification No.)


                                P. O. Box 655237
                            Dallas, Texas 75265-5237
               (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code:  (214) 977-6606

Item 2  Other Events.

On February 1, 1995, A. H. Belo Corporation (the "Registrant"), consummated the acquisition from KIRO, Inc. ("KIRO") of its subsidiary, Third Avenue Television, Inc. ("Third Avenue") which holds substantially all assets relating to television station KIRO-TV in Seattle, Washington. On the same date, the Registrant acquired the FCC license to operate KIRO-TV and certain other related assets from Bonneville Holding Company ("BHC"). The purchase price paid for the acquisition was $162,500,000 in cash.

Third Avenue was acquired from KIRO pursuant to the terms of the Stock Sale Agreement dated as of November 29, 1994 between the Registrant and KIRO, and the FCC license and certain related assets were acquired pursuant to the terms of the Asset Sale Agreement dated as of November 29, 1994 between the Registrant and BHC. The funds for the acquisition were obtained by the Registrant from borrowings under its credit agreement with various lenders, including The First National Bank of Chicago as managing agent. The Registrant presently intends to continue the existing operations of KIRO-TV, except that, as of March 13, 1995, KIRO-TV's affiliation with the CBS television network will end and KIRO-TV will become an affiliate of the United Paramount Network.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         7(a).   Financial Statements of Business Acquired.

                 It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.


         7(b).   Pro Forma Financial Information.

                 It is impracticable to file the pro forma financial information required by Item 7(a) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         7(c).   Exhibits.

                 The following exhibits are included as part of this Report:

                 2.1 Stock Sale Agreement dated as of November 29, 1994 between KIRO and the Registrant.

                 2.2 Asset Sale Agreement dated as of November 29, 1994 between BHC and the Registrant.

                 99.1   Press release of the Registrant dated January 31, 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              A. H. BELO CORPORATION
                                              (Registrant)


                                              By:  /s/  Michael D. Perry
                                                   Michael D. Perry
                                                   Senior Vice President and
                                                   Chief Financial Officer

Date:    February 10, 1995

                                 EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
- ------           ------------
2.1              Stock Sale Agreement dated as of November 29, 1995 between
                 KIRO and A. H. Belo Corporation (the "Company")

2.2              Asset Sale Agreement dated as of November 29, 1995 between
                 BHC and the Company.

99.1             Press Release of the Company dated January 31, 1995.
